UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2006

Magellan Midstream Partners, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 22186, Tulsa, Oklahoma	74121-2186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 574-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

The Partnership wishes to disclose its press release dated July 27, 2006, furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 2.02, and Item 9.01 related thereto, of Form 8-K and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

	By:	Magellan GP, LLC,
its General Partner

Date: July 27, 2006	By:	/s/ Suzanne H. Costin
	Name:	Suzanne H. Costin
	Title:	Corporate Secretary

EXHIBIT INDEX

99.1	Copy of the Partnership’s press release dated July 27, 2006.

MAGELLAN MIDSTREAM PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per unit amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2006	2005	2006
Transportation and terminals revenues	$125,933	$138,555	$238,625	$268,746
Product sales revenues	129,486	172,806	274,960	321,702
Affiliate management fee revenue	167	172	334	345

Total revenues	255,586	311,533	513,919	590,793
Costs and expenses:
Operating	51,800	54,578	96,055	105,691
Environmental	1,772	467	2,972	2,739
Product purchases	122,348	154,857	253,659	288,452
Depreciation and amortization	13,931	15,356	26,901	30,557
Affiliate general and administrative	15,134	15,737	30,260	30,764

Total costs and expenses	204,985	240,995	409,847	458,203
Equity earnings	804	946	1,322	1,665

Operating profit	51,405	71,484	105,394	134,255
Interest expense	12,864	14,037	25,282	28,125
Interest income	(1,157)	(601)	(2,142)	(1,247)
Debt placement fee amortization	731	678	1,463	1,355
Other (income) / expense	(1)	—	(300)	339

Net income	$38,968	$57,370	$81,091	$105,683

Allocation of net income for purposes of calculating earnings per limited partner unit:
Limited partners’ interest	$32,037	$41,143	$68,014	$77,828
General partner’s interest	6,931	16,227	13,077	27,855

Net income	$38,968	$57,370	$81,091	$105,683

Basic net income per limited partner unit	$0.48	$0.62	$1.02	$1.17

Weighted average number of limited partner units outstanding used for basic net income per unit calculation	66,361	66,361	66,361	66,361

Diluted net income per limited partner unit	$0.48	$0.62	$1.02	$1.17

Weighted average number of limited partner units outstanding used for diluted net income per unit calculation	66,604	66,482	66,536	66,482

MAGELLAN MIDSTREAM PARTNERS, L.P.

OPERATING STATISTICS

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2006	2005	2006
Petroleum products pipeline system:
Transportation revenue per barrel shipped (dollars per barrel)	$1.029	$1.078	$1.025	$1.054
Transportation barrels shipped (million barrels)	76.9	77.9	142.6	146.9

Petroleum products terminals:
Marine terminal average storage capacity utilized per month (million barrels)	16.7	18.8	16.6	18.9
Marine terminal throughput (million barrels)	13.5	12.1	25.9	23.0
Inland terminal throughput (million barrels)	28.9	30.3	55.0	58.0

Ammonia pipeline system:
Volume shipped (thousand tons)	186	162	338	378

MAGELLAN MIDSTREAM PARTNERS, L.P.

OPERATING MARGIN RECONCILIATION TO OPERATING PROFIT

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2006	2005	2006
Petroleum products pipeline system:
Transportation and terminals revenues	$97,828	$105,825	$183,099	$196,574
Less: Operating expenses	41,745	40,940	76,874	79,718
Environmental expenses	1,688	6	2,530	1,914

Transportation and terminals margin	54,395	64,879	103,695	114,942

Product sales revenues	126,155	168,670	268,959	312,389
Less: Product purchases	121,522	152,553	251,647	283,016

Product margin	4,633	16,117	17,312	29,373
Add: Affiliate management fee revenue	167	172	334	345
Equity earnings	804	946	1,322	1,665

Operating margin	$59,999	$82,114	$122,663	$146,325

Petroleum products terminals:
Transportation and terminals revenues	$25,506	$30,267	$51,016	$65,742
Less: Operating expenses	9,639	12,837	18,821	24,674
Environmental expenses	52	5	90	126

Transportation and terminals margin	15,815	17,425	32,105	40,942

Product sales revenues	3,741	4,136	6,411	9,313
Less: Product purchases	1,364	2,434	2,675	5,693

Product margin	2,377	1,702	3,736	3,620

Operating margin	$18,192	$19,127	$35,841	$44,562

Ammonia pipeline system:
Total revenues	$3,506	$3,428	$6,207	$8,149
Less: Operating expenses	2,012	2,530	3,414	4,534
Environmental expenses	32	456	352	699

Operating margin	$1,462	$442	$2,441	$2,916

Segment operating margin	$79,653	$101,683	$160,945	$193,803
Add: Allocated corporate depreciation costs	817	894	1,610	1,773

Total operating margin	80,470	102,577	162,555	195,576

Less: Depreciation and amortization	13,931	15,356	26,901	30,557
Affiliate general and administrative	15,134	15,737	30,260	30,764

Total operating profit	$51,405	$71,484	$105,394	$134,255

Note: Amounts may not sum to figures shown on the consolidated statement of income due to intersegment eliminations and allocated corporate depreciation costs.

MAGELLAN MIDSTREAM PARTNERS, L.P.

ALLOCATION OF NET INCOME

(In thousands, unless otherwise noted)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2006	2005	2006
Net income	$38,968	$57,370	$81,091	$105,683
Direct charges to the general partner:
Reimbursable general and administrative costs	601	553	1,644	965
Previously indemnified environmental charges	171	(542)	637	58

Total direct charges to general partner	772	11	2,281	1,023

Income before direct charges to general partner	39,740	57,381	83,372	106,706
General partner’s share of income (a)	19.39%	28.30%	18.42%	27.06%

General partner’s allocated share of net income before direct charges	7,703	16,238	15,358	28,878
Direct charges to general partner	772	11	2,281	1,023

Net income allocated to general partner	$6,931	$16,227	$13,077	$27,855

Net income	$38,968	$57,370	$81,091	$105,683
Less: net income allocated to general partner	6,931	16,227	13,077	27,855

Net income allocated to limited partners	$32,037	$41,143	$68,014	$77,828

(a)	A distribution of $0.5775 per unit was declared for the three months ended June 30, 2006, which will result in a total quarterly cash distribution payment of $52.8 million. The partnership’s general partner is entitled to 26.40% of this cash distribution. Except for those periods when net income exceeds distributions, net income is allocated between the general partner and limited partners based on the contractually-determined proportion of cash distributions received. Because second-quarter 2006 net income of $57.4 million exceeded the corresponding quarterly cash distribution, under the “two class” method of computing earnings per share, as prescribed by Statement of Financial Accounting Standards No. 128, “Earnings Per Share”, earnings are allocated to participating securities as if all of the earnings for the period had been distributed. A theoretical cash distribution of $0.61178 per unit would result in a distribution of $57.4 million, which equals net income for the three months ended June 30, 2006. At this distribution level, the general partner’s share of distributions would be 28.30%.

For purposes of calculating earnings per limited partner unit, the general partner’s share of distributions for the six months ended June 30, 2006 is equal to its share of actual first quarter 2006 distributions plus its share of theoretical distributions for second quarter 2006.

MAGELLAN MIDSTREAM PARTNERS, L.P.

DISTRIBUTABLE CASH FLOW

(Unaudited, in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2006	2005	2006
Net income	$39.0	$57.4	$81.1	$105.7
Add: Depreciation and amortization (1)	14.7	16.0	28.4	31.9
Equity-based incentive compensation	2.4	2.3	4.4	3.8
Direct charges to general partner	0.8	—	2.3	1.0
Asset impairment expense	—	3.0	—	3.0
Less: Maintenance capital (net of indemnified spending)	5.4	7.8	7.5	10.7
Other	0.7	0.1	1.2	0.6

Distributable cash flow (2)	$50.8	$70.8	$107.5	$134.1

(1)	Depreciation and amortization includes debt placement fee amortization.
(2)	Distributable cash flow does not include fluctuations related to working capital or spending for which the partnership has received, or expects to receive, reimbursement through third party indemnifications.